Exhibit 10.10

NOTE: The following is a translation of a contract between the Fundación Universidad de Bogotá Jorge Tadeo Lozano and the registrant. The original Spanish contract appears behind it.

AGREEMENT OF COMMITMENT CELEBRATED BETWEEN THE UNIVERSITY OF BOGOTÁ JORGE TADEO LOZANO FOUNDATION, PHARMACOLOGY UNIVERSITY, INC. FOR THE IMPLEMENTATION OF THE DIPLOMA DEGREES AND COURSES IN MEDICINAL CANNABIS

2019-155

Between the FUNDACIÓN UNIVERSIDAD DE BOGOTÁ JORGE TADEO LOZANO, Institution of Higher Education, of a private nature and common utility, non-profit, with main domicile in Bogotá DC, with legal status recognized by Resolution number 2613 of August 14, 1959 issued by the Ministry of Justice, recognized as a University by Decree 1297 of May 30, 1964 issued by the National Government, identified with Nit. 860.006.848-6 and represented by Dr. CECILIA MARÍA VÉLEZ WHITE, identified with citizenship card number 32.489.688 of Medellín, as Rector and Legal Representative, Institution that hereinafter and for all purposes of this document will be called "THE UNIVERSITY", on the one hand, and on the other, PHARMACOLOGY UNIVERSITY, INC, identified with EIN No. 82-5497827, a commercial company domiciled in the city of Dallas, Texas and legally represented by DANTE PICAZO, of legal age and identified with Passport number 580139987 issued in the United States, who hereinafter and for all purposes will be called "PHARMACOLOGY"; We sign this COMMITMENT AGREEMENT in order to implement continuing education courses and diplomas on the subject of MEDICINAL CANNABIS, during 2019-2020. The compromise agreement will be carried out in accordance with the following conditions:

1. GENERAL ASPECTS OF THE DIPLOMAS AND COURSES:

a) Name of the diploma: "DIPLOMA IN MEDICINAL CANNABIS: REGULATIONS, CROPS, TRANSFORMATION PROCESSES AND PHARMACEUTICAL APPLICATIONS", one hundred eight (108) hours for the city of Bogotá and ninety (90) hours for the city of Santa Marta. All the aforementioned events can be extended to other cities, prior agreement between THE PARTIES formalized through another yes to this agreement.

b) Name of the course: "COURSE OF MEDICINAL CANNABIS" of thirty (30) hours in the city of Cartagena.

c) Graduate hours:

In Bogotá: Friday from 6:00 p.m. to 9:00 p.m. and Saturday from 8:30 a.m. to 2:30 p.m.

In Santa Marta: Friday from 6:00 pm to 10:00 pm and Saturday from 8:30 am to 2:30 pm

d) Course schedule: Friday from 6:00 pm to 10:00 pm and Saturday from 8:30 am to 2 :30 pm

e) Dates of completion of the diploma courses:

In Bogotá: May 17 to August 17, 2019; August 23 to November 23, 2019.

In Santa Marta: September 20 to November 16, 2019;

f) Course dates:

In Cartagena: August 30 to September 28, 2019

g) Minimum quota: twenty-five (25) enrolled for the diploma and thirty-one (31) enrolled for the course.

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h) The diploma will have the following values for the public:

In Bogotá: THREE MILLION FOUR HUNDRED THOUSAND PESOS ($3,400,000).

In Santa Marta: TWO MILLION NINE HUNDRED THOUSAND PESOS ($2,900,000)

In Bogotá and Santa Marta, a different amount will be considered for officials and graduates of THE UNIVERSITY; and the allies defined by PHARMACOLOGY, who are notified to the UNIVERSITY by written communication, for whom the diploma will cost TWO MILLION SIX HUNDRED THOUSAND PESOS ($2,600,000).

i) The course will have the following value for the public:

In Cartagena: ONE MILLION ONE HUNDRED AND FIFTY THOUSAND PESOS ($1,150,000). A different value will be considered for officials and graduates of THE UNIVERSITY; and the allies defined by PHARMACOLOGY, who are notified to the UNIVERSITY by written communication, for whom it will cost NINE HUNDRED FIFTY THOUSAND PESOS ($950,000).

j) Modules 2, 3 and 4 of the diploma courses may be marketed and certified separately as independent courses. The value of each module will correspond to the value per hour in accordance with the full rate for the number of hours plus ten percent (10percent). In case of carrying out the individualized commercialization of the modules in the foreseen way, it will be arranged by the parties by means of an addendum.

k) In accordance with the budget format, attached to this agreement, the opening of the diploma courses and the course was determined by mutual agreement between THE PARTIES.

l) The UNIVERSITY will not be able to develop the diploma and the course contemplated herein for a period of one year from the date of completion of the agreement, except by prior mutual agreement between THE PARTIES that the diploma and/or the course may be carried out with any of PHARMACOLOGY COMPANIES.

m) Except for express and written authorization, no official, employee, agent or dependent of any of THE PARTIES may use the name, brand, emblem or seal of the other party, in a manner other than that expressly agreed in this document.

2. FINANCIAL ASPECTS:

a) The UNIVERSITY and PHARMACOLOGY will charge an administrative cost of twenty percent (20 percent) of the total income of the graduates and the course, corresponding to operational and administrative costs.

b) THE PARTIES agree that, once all the costs have been deducted, the surplus will be recognized in equal parts in favor of each one of THE PARTIES, once all the sums of money for tuition have been effectively collected.

c) The UNIVERSITY will be responsible for the collection of tuition fees and payment to suppliers.

d) A detailed budget will be made for each one of the diplomas and courses that are carried out, taking into account individual aspects and the possibility of external financing. The budget formats that financially detail the graduates and the course, which are attached, are an integral part of this Commitment Agreement.

e) The UNIVERSITY will pay PHARMACOLOGY ten percent (10 percent) of the administrative cost agreed in clause 2 (a) no later than ten (10) business days from the start of each diploma or course, and ten percent remaining percent (10 percent) no later than ten (10) business days from the beginning of the second month of execution of each diploma or course; opportunity in which THE UNIVERSITY will verify that the total income has been collected in order to adjust, if applicable, the amount that will be paid to PHARMACOLOGY.

All payments made by the University will be calculated in Colombian pesos. In the case of billing in dollars, its equivalent will be settled at the representative market rate on the day the invoice is issued, applying the discounts that may apply according to the legislation. Colombian.

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3. UNIVERSITY COMMITMENTS:

a) Carry out the coordination of the diploma and/or course in conjunction with PHARMACOLOGY, which will imply that by mutual agreement the parties will define the ideal teachers to guarantee the academic quality of the diploma, incorporating each of them the professors they deem relevant. The professors proposed by PHARMACOLOGY will be approved by THE UNIVERSITY.

b) Provide the administrative support to carry out the registration and collection of the values of tuition.

c) Provide administrative support for verification of attendance and the quality of the sessions taught by teachers.

d) With charge the teach resources collected, on the occasion teachers who will them that and make the payment to suppliers of the implementation of the courses.

e) Allow the of use the institutional logo for the dissemination approval of Tadeo University’s Market Department.

f) Generate the certificates of attendance prior to the approval of the final art of the certificate model by THE UNIVERSITY including the PHARMACOLOGY UNIVERSITY logo.

g) Facilitate the physical spaces required and the logistics required for the development of the Diploma in the cities of Bogotá and Santa Marta and the course in Cartagena.

h) Pay to each PARTY the budget value resulting from liquidation, agreed in the second clause of this document, previous reviewing of the budget execution.

4. PHARMACOLOGY COMMITMENTS

a) Participate in the design of the curriculum and coordinate the selection of the group of suitable teachers for the topics, committed to the dates and the assigned topics. The professors proposed by PHARMACOLOGY will be approved by THE UNIVERSITY.

b) Disseminate through its website, and directly with the data of entities and officials registered in the database, about the courses, to promote registrations.

c) Carry out the dissemination and marketing of the graduates and the course in the channels that it deems appropriate for this purpose.

d) Allow THE UNIVERSITY to use the PHARMACOLOGY logo in both, dissemination pieces and in the certificate of attendance, previous approval of each institution.

e) Assume jointly with THE UNIVERSITY with the prior and charged to the resources collected, any additional expense that arises during the development of the courses, provided that it is duly justified and approved by the parties.

5. VALIDITY

This agreement will be valid for two (2) years from its signing, which will be automatically extendable, unless one of the causes for termination of the contract occurs.

6. OWNERSHIP OF ACADEMIC ACTIVITIES

THE PARTIES acknowledge that the proprietary rights of the academic program object of this AGREEMENT belong to each of the PARTIES, therefore the contributions, research and methodological designs of the professors participating by the UNIVERSITY, are part of the intellectual property of THE UNIVERSITY and, on the other hand, all the methodological, bibliographic and research construction of PHARMACOLOGY is part of its intellectual property.

Due to the foregoing, it is prohibited for any of THE PARTIES to initiate by its account or in collaboration with any other institution any program with academic content the intellectual property of the other party, which is the subject of this Commitment Agreement.

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7. GROUNDS FOR TERMINATION.

The commitments acquired by THE PARTIES by virtue of this document will be terminated without prejudice to the other causes established by law, in the following events: a) By execution of the agreed object, b) by mutual agreement between the parties, c ) due to expiration of the term of the agreed activity, and d) due to a fortuitous event or force majeure, which prevents the object of the activity from being carried out.

8. CONFIDENTIALITY.

THE PARTIES reciprocally agree not to disclose and keep confidential, as confidential information, the information that is supplied or known directly or indirectly, in the development of this agreement, and not to give it a different destination to that required for the execution thereof, an obligation that is also assumed by the subordinates, contractors or dependents of each of THE PARTIES.

9. INDEPENDENCE.

THE PARTIES expressly state for the record that each one will have total autonomy to comply with its obligations and in this sense, each party will have its own employees and/or contractors for the execution of the respective commitments derived from this agreement, which is why none of THE PARTIES will assume direct, or indirect responsibility, regarding labor, contractual or any other nature, towards the employees and/or contractors linked by the other party.

10. INTERVENTION

In order to ensure the correct and timely execution of the contract, MONIQUE CASTILLO V., Head of Continuing Education or whoever acts in his place, will exercise supervision, to whom THE COMPANY undertakes to allow the review of all aspects related to the object of the contract. contract, and attend to the observations and recommendations that it makes. Likewise, the audit will notify the Legal Department of THE UNIVERSITY, regarding any news regarding non-compliance by THE COMPANY, and will comply with what is indicated in the "Instructions for Audit and Supervision of Contracts or Agreements" and the formats that are They can be found in the platform “Isolucion”, on the UNIVERSITY website. and which form an integral part of this contract.

11. OBLIGATION CLAUSE

THE PARTIES agree that in the event that any controversy or difference arises regarding this Contract, they will resort to direct settlement mechanisms for its solution, such as direct negotiation, conciliation, transaction, mediation or amicable composition. In the event that a direct solution is not reached, after a period of three (3) months following the communication of one of THE PARTIES to call for direct settlement, through the aforementioned Alternative Dispute Resolution Methods, the differences will be resolved by an Arbitration Court, which will be administered by the Arbitration and Conciliation Center of the Bogotá Chamber of Commerce, which will be subject to its regulations and the procedure contemplated therein, in accordance with the following rules:

a. The Tribunal will be made up of: 1 arbitrator appointed by THE PARTIES by mutual agreement. If this is not possible, the arbitrators will be appointed by the Arbitration and Conciliation Center of the Chamber of Commerce at the request of either party.

b. The Court will decide in law.

c. The Court will meet at the facilities of the Arbitration and Conciliation Center of the Chamber of Commerce of Bogotá.

d. The secretariat of the Court will be made up of a member of the official list of secretaries of the Arbitration and Conciliation

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12. PROCESSING OF PERSONAL DATA

PHARMACOLOGY AND THE UNIVERSITY will comply with the provisions Established in the Law 1581 of 2012 and complementary decrees of Treatment of Personal Data.

PHARMACOLOGY authorizes THE UNIVERSITY, treatment of its data during the Term of the Contract, for Personal control or supervision purposes, report, taking preserve, taking into account the regulations of the process. In any case, we understand that may we will use the right to know, update, rectify or delete this personal data through the written communication sending an email to protecciondatos@utadeo.edu.co. The FOUNDATION JORGE TADEO LOZANO DE BOGOTÁ will not use email personal data for purposes other than UNIVERSIDAD announced.

13. RISK OF MONEY LAUNDERING AND TERRORISM FINANCING SARLAFT

PHARMACOLOGY certifies to THE UNIVERSITY that its resources do not come from or are destined to the exercise of any illegal activity or money laundering activities originating from these or from activities related to the financing of terrorism.

PHARMACOLOGY undertakes to carry out all activities aimed at ensuring that all its partners, administrators, clients, suppliers, employees, etc., and their resources, are not related to or come from illegal activities, particularly money laundering or terrorist financing. In any case, if during the term of the PHARMACOLOGY contract, some of its administrators, partners or administrators become involved in an investigation of any type (criminal, administrative, etc.) related to illegal activities, money laundering or financing of terrorism, or was included in control lists such as those of the UN, OFAC, etc., THE UNIVERSITY, has the right to unilaterally terminate the contract without being obliged to indemnify any type of damage to PHARMACOLOGY. PHARMACOLOGY declares that the resources used for the development of the contract come from completely lawful activities. The resources that are intended to be incorporated additionally must be informed in advance and in writing, certifying to THE UNIVERSITY their origin, for their authorization and subsequent signing of the contract.

14. ADDRESS AND NOTICES.

For all purposes, THE PARTIES agree to the City of Bogotá, DC, as the contractual domicile.

THE PARTIES will receive annulments in:

THE UNIVERSITY: Carrera 4 No. 23 - 76, Module 29, Floor 2, in Bogotá DC, Tel: 2427030 Ext. 3954.

PHARMACOLOGY: 5665 Arapaho Rd #1923 Dallas, TX 75248 United States Tel: +1 (214) 733-0868.

For the record, it is signed in Bogotá DC, in two copies of the same value and tenor, destined for each of the Parties, ON August 1, 2019.

FOR THE UNIVERSITY

/s/ Cecilia María Vélez White

Rector and Legal Representative

FOR PHARMACOLOGY UNIVERSITY, INC.

/s/ Dante Picazo

Legal Representative

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UTADEO

UNIVERSITY OF BOGOTA JORGE TADEO LOZANO

Bogota DC, August 06, 2019

Mr. DANTE PICAZO

Legal representative

PHARMACOLOGY UNIVERSITY INC

City.

Subject: Remission contract

Dear Dante:

Attached hereto I deliver the Commitment Agreement signed between the Fundación Universidad de Bogotá Jorge Tadeo Lozano and Pharmacology University, INC, for the implementation of diplomas and courses in medical cannabis to be held in the cities of Bogotá, Santa Marta, and Cartagena duly signed by the legal representative of the University.

Thank you for returning the signed copy.

Cordially,

Monique Castillo Velosa

Head of Continuing Education

Annex the announced.

www.utadeo.edu.co	Main Office Carrera
Legal Status	4 No. 22-61
No. 2613/1959 Minjustice	PBX 242
7030 FAX 561 2107-AA 80319
Bogotá,
DC Colombia

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ACUERDO DE COMPROMISO ENTRE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO Y PHARMACOLOGY , I UNIVERSITY INC. ACUERDO DE COMPROMISO CELEBRADO ENTRE LA FUNDACION UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO . ,PHARMACOLOGY UNIVERSITY, INC PARA LA IMPLEMENTACION DEL DIPLOMADOS Y CURSOS EN CANNABIS MEDICINAL q,, ')55 . · . , · Entre la FUNDACION UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO, lnstituci 6 n de · Educaci 6 n Superior , de caracter privado y utilidad com(m , sin · a • nimo de lucre, con d 6 micilio principal en Bogota D . C , con personerfa juridi c a reconocida mediante Resoluci 6 n numero 2613 de 1 de agosto de 1959 expedida per el Ministerio de ) Justicia , reconocid _ a come Universidad med 1 ante Decreto 1297 del 30 de mayo de 1964 exped j . d'o per el Gobiern o Nacional , identificada con Nit . 860 . 006 . 848 6 y representada per la Dra . CECILIA MARIA VELEZ WHITE, identificada con cedula de ciudadania numero 32 . 489 . 688 de Medellin , en . calidad de Rectora , y Representante Legal, lnstituci 6 n que en adelant e y para todos · 10 s efectos del presente documento se denominara " LA - UNIVERSIDAD" , per una parte, y per la otra, PHARMACOLOGY UNIVERSITY, INC, identificad a con EIN No . 82 - 5497827 , sociedad comercial con domicilio en !a ciudad de Dallas, Texas - y representada legaln)ente per DANTE PICAZO , mayor de edad e identificado con Pasaporte numer o 58013998 7 expedido en Estados Unidos 1 quien en adelante y para todo s los efecto s se denominara . "PHARMACOLOGY" ; suscribimos el presente . ACUERDO DE COMPROMISO con el fin - 9 e implementar curses y diplomados de educaci 6 n < ;; ontinuada en sobre el tema CANNABIS MEDICINAL, durante el · 2019 - 2020 . El acuerdo de compromise se llevara a · cabo de conformidad con las siguientes condiciones : 1. ASPECTOS GENERALES DE - LOS DIPLOMADOS y CURSOS: I a) Denominacion de/ diplomado: "DIPLOMADO . EN CAN_NABIS b) c) d) e) f) g) h) MEDICINAL: NORMATIVA, CULTIVOS, PROCESOS DE TRANSFORMACION Y APLJCAC/ONES FARMACEUTICAS", de ciento echo (108) horas para la ciudad de Bogota y noventa (90) horas para · la ciudad de Sant _ aMarta . Todos los - eventos anteriormente mencionados pueden ser extendidos a otras ciu _ dades , previo acuerdo entre LAS PARTES formalizado mediante otro sf a este acLierdo : Denominaci 6 n de/ curso : " CURS'() DE CANNABIS MEDICINAL "' de treinta (30) horas 1 . en la ciudad de Cartagena . Horario diplomados: · En Bogota: viernes de 6:00 p.m . a :00 p . m. y sabados de 8 : 30 a . _ m a 2 : 30 p . m . En Santa Marta: viernes de ' 6 : 00 p.m. a . 10:'00 p.m. y sabados de 8 : 30a . m a 2 : 30 p.tn. Horario curso: viernes de 6:00 p.m. a - 10:00 p.m. y sabados de 8:30a.m a 2 : 30 p.m. Fechas de rea/izaci6n de /os diplomados: . - En Bogota : mayo 17 a ago s to 17 de 2019; , agosto 2 a noviembre 23 de 2019. - En Santa Marta: septiem re 20 a noviembre 16 de 2019 ; Fechas de rea/izaci6n de/ cur$o: · - En Cartagena : agosto 30 a septiembre 28 de 2019 Cupo minima: veinticinco . (25) inscrifos por diplomado y treinta y un (31) inscritos para el curse. . El diplomado ' tendra los siguientes valores para el publico : - En Bogota: TRES MILLONES CUATROCIENTOS MIL PESOS ($3.400.000). . - En Santa Marta : · DOS MILLONES NOVECIENTOS MIL PESOS ($2.900.000) En Bogota y Santa Marta se considera r a im valor diferente para los funcionarios y egresados de LA UNIVERSIDAD ; y · los . aliados defi_nid : perHARMAC LOGY , qu : sean notificados a la UNIVERSIDAD medrante comunrcacIon escrrta, para qurenes tendra un costo el diplomado de DOS MILLONES SEISCIENTOS MIL PESOS ( $ 2 . 600 . 000 ) . Pagina 1 de 6 · J

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ACUERDO DE COMPROMISO ENTRE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO Y PHARMACOLOGY UNIVERSITY INC. i) j) k) I) m) El curso tendra el siguiente valor para el publico: · - En Cartagena: UN MILL6N CIENTO CINCUENTA MIL PESOS ($1.150.000). Se considerara un valor diferente para las funcionarios y egresados de _ LA UNIVERS - IDAD; y las aliados definidos por PHARMACOLOGY, 1 que sean notificados a la UNIVERSIDAD mediante comunicaci6n escrita, para quienes tendra un costo de NOVECIENTOS CINCUENTA MIL PESOS ($950.000) Los - m6dulos 2, 3 y 4 de las diplomados podran ser comercializados - y certificados en form _ aseparada coma cursos independientes. El valor de cada modulo correspondera al valor par hara de acuerdo con la tarifa plena par el numero de horas mas un · diez par ciento (10%). En caso de llevarse a cabo la comercializaci6n individualizada de los m6du _ los en la forma prevista, sera concertada par las parte mediant un otrosi. De conformidad con el formate de presupuesto , anexo al presente acuerc;lo, se determine de comun acuerdo entre LAS PARTES la apertura de los diplomados y del curso. · La UNIVERSIDAD no podril desarrollar el.diplomado y el curso aquf coritemplado par un lapso de un aria contado a partir de la fecha de finalizaci 6 n del acuerdo , salvo previo comu!l acuerdo entre LAS PARTES de que el diplomado y/o el curso podra realizarse con alguna de las empresas de PHARMACOLOGY . . Salvo autorizaci 6 n expresa y escrita, ningun funcionario, empleado, agente o dependiente de alguna de LAS PARTES podra utilizar el nombre , marca, emble" 1 a o sello de la otra parte, en forma distinta a la expresamente pactada en este documento . 2. ASPECTOS FINANCIEROS: a) La UNIV RSIDAD y PHARMACOLOGY cobraran un costo administrative del veinte por ciento (20%) sabre el total de ingresos de los diplom do,s y del curse, correspqndiente a . costos operatives y administrativos. b) LAS PARTES acuerdan que, una vez descontados todos los costos, los excedentes se reconoceran en partes iguales a favor de cada lma de LAS PARTES, una vez se haya recaudado - efectivamente la totalidad de las sumas de dinero por concepto de matrfculas . c) La UNIVERSIDAD sera la responsable del recaudo de valores de matrfcula y pago a proveedores . d) Se realizara un presupuesto detallado para cada uno de los diplomados y curses que se realicen , teniendo en cuenta aspectos individuales , y posibilidad de financiaci 6 n externa . Los formatos de presupuesto que detallan financieramente los diplomado_s y el curso, los cuales se anexan, hace parte integral del presente Acuerdo de Compromise . e) La UNIVERSIDAD caricelara a PHARMACOLOGY el diez por ciento ( 10% ) del costo , administrative pactado en la · clausula 2 (a) a mas tardar dentro de los diez dfas (10) 1 habiles de iniciado cada diplomado o el curse, y el diez por ciento ( 10% ) restante a mas tardar dentro de los diez dfas (10) habiles de iniciado el segundo mes de ejecuci 6 n de cada diplomado o curse ; oportunidad en la cual LA UNIVERSIDAD verificara que el total de ingresos haya sido recaudado con el fin de ajustar, si es del ca . so , la suma que sera pagada a PHARMACOLOGY . Todos los pagos que reaUce la Universidad seran calculados en pesos colomQianos, en el caso de la facturaci 6 n en d 6 Iares su equivalente se liquidara a la tasa representativa del 1 mercado del dfa de emisi6n de la factura, aplicando los descuentos a los que haya lugar conforme la legislaci6n colombiana . 3. COMPROMISOS DE LA UNIVERSIDAD: a) Realizar la coordinaci6n del diplomado y/o curso en conjunto con PHARMACOLOGY, lo cual implicara que de comun acuerdo las partes definiran los docentes id6neos para -------------------- : ---------- - Pagina 2 de 6

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I ACUERDO DE COMPROMISO ENT . RE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO y PHARMACOLOGY UNIVERSITY INC. b) c) d) f) . garantizar la calidad academica de diplomado, incorporando cada una de ellas los · pro esores que estimen pertinentes. Los docentes propuestos por PHARMACOLOGY seran aprobados por LA UNIVERSIDAD. . Proveer el soporte administrativo para realizar la inscripci6n y recaudo de los valores de matricula. · · , Proveer el soporte administrativo para la verificaci6n de asistencia, y de la calidad de las sesiones impartidas por · los docentes. · Con cargo a los recursos que se recauden, con ocasi6n de la implementaci6n de los curso , hacer el pago a los docentes que dictaran los mismos y hacer el pago a proveedores . , e) Permitir el uso def logo institucional para la divulgaci6n def material publicitario, previo visto bueno de la Direcci6n de Mercado de la Universidad. Generar los certificados de asistencia previo visto bueno def arte final def modelo de certificado por parte de LA UNIVERSIDAD incluyendo el logo de PHARMACOLO Y UNIVERSITY. g) Facilitar los espacios fisicos requeridos y la logistica requerida para el desarrollo del Diplomado en las ciudades de Bogota y Santa Marta y el curso e,:i Cartagena. h) Pagar a cada una de LAS PARTES el valor r sultante de la liquidaci6n, - pactada en la clausula segunda def presente documento, previa . revision de la ejecuci6n presupuestal. b) 4. COMPROMISOS DE PHARMACOLOGY I - a) Partic 1 par en el diserio def pensum y coordinar con LA UNIVERSIDAD la selecci 6 n . def grupo de docentes id 6 neos, para cada uno de los temas, comprometidos con las fechas y temas asignados , Los docentes propuestos por PHARMACOLOGY serari aprobados por LA UN,IVERSIDAD . . · Hacer difusi6n a traves de su pa ' gina web, y de manera directa con los datos de entidades y funcionarios registrados en la base d e . datos, sobre los cursos, para promover inscripciones. c) Realizar la divulgaci6n y mercadeo de las diplomados y el curso en los canales que d) considere apropiados para tal fin. . Permitir a LA UNIVERSIDAD, el uso del logo de PHARMACOLOGY tanto en las piezas de divulgaci6n, como en el certificado de asistencia, previo visto bu · eno de cada instituci6n . e) Asumir conjuntamente . con LA UNIVERSIDAD y con cargo a los recursos recaudados, cualquier gasto adicional que surja durante el desarrollo de los cursos, siempre q1:.1e este debidamen!e justificado y aprobado po las partes. 5 : VIGENCIA , El presente acuerdo tendra una · vigencia de dos (2) arios a partir de su firma, el cual sera prorrogable de forma automatica, salvo que se incurra en alguna de las causales de terminaci 6 n del contrato . · · 6. PROPIEDAD DE LAS ACTIVIDADES ACADEMICAS LAS PARTES reconocen que las derechos patrimoniales de autor del ptograma academico 1 objeto del presente CONVENIO . p rtenecen a cada una de las PARTES, par tanto los aportes investi9aciones y diserios metodol6gicos de las profesores pariticipantes - por la UNIVER . SIDAD hacen par:te de la - propiedad intelectual de ½ UNIVERSIDAD y, par otro lado · , toda I cons_trucci n metodol6 ica, bibliografica e investigativa de PHARMACOLOGY hace parte de su propredad rntelectual. Por lo anterior, le esta prohibido a cualquiera de LAS PARTES iniciar par . _Pagina 3 de 6

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ACUERDO DE COMPROMISO ENTRE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANOY PH RMACOLOGY UNIVERSITY INC. su cuenta o en colaboraci 6 n con cualquier otra ihstituci 6 n alg(m programa con contenido academico propiedad intelectual de la otra parte, del que es objeto este Acuerdo de Compromise . , 7: CAUSALES DE TERMINACION. Los compromises adquiridos per LAS PARTES en vir : tud del presente documento, se daran por terminados sin perjuicio de las demas causales establecidas en la ley, en los . siguientes eventos : a) Por ejecuci 6 n del objeto aco · rdado, b) por mutuo acuerdo entre las partes , c) per vencimiento < del termino de la actividad pactada, y d) per caso fortuito o fuerza mayor, que impida desarrollar el objeto de la actividad . 8. CONFIDENCIALIDAD . s PARTES se obligan reciprocamente a no divulgar y mantener bajo reserva, en ca/idad de informaci6n confidencial, la informaci6n que · sea suministrada o que conozca directamente o indirectamente, en desarrollo del presente acuerdo, y, a · no darle destinaci6n diferente a fa requerida para la ejecuci6n del mismo, obligaci6n que tambien asumen fas subordinados, contratistas o dependientes de cada una de LAS PARTES. 9. INDEPENDENCIA . LAS PARTES dejan expresa cons'tancia que cada una tendra total autonomia para _ el cumplimiento de sus obligaciones ,yen tal sentido cada · parte tendra sus propios empleados y/o · contratistas para la ejecuci 6 n de las respectivos compromisos derivados de este acuerdo, raz 6 n par la cual ninguna de LAS PARTES asumira responsabilidad directa, ni indirecta, · frente a asuntos laborales, contq : 1 ctuales o de cualquier otra indole , frente a los empleados y/o contratis,as vinculados por la otra parte . · 10. INTERVENTORIA Con I fin de asegurar la correcta y oportuna e)ecuci 6 n del contrato, ejercera la interventoria MONIQUE CASTILLO V . , Jefe de Educaci 6 n Continuada o quien haga sus veces ; a quien LA EMPRESA se obliga a permitir la revision de todos los aspectos relacionados con el objeto del coritrato, y a atender las observaciones y recomendaciones que este le haga . Asi mismo , la - interventoria comuFiicara a la Direcci6n Juridica de LA UNIVERSIDAD, respecto _ de cualquier novedad sabre incumplimiento por parte de LA EMPRESA, y dara cumplimiento a lo - serialado en el "lnstructivo de lnteNentoria y SupeNisi6n de Contratos o Convenios" ya los formatos que se encuentran en lsolucion, en la pagina web de LA UNIVERSIDAD. y que forman parte integral de este contrato. 11. CLAUSULA COMPROMISORIA ' LAS PARTES acuerdan que en el evento en que s , urja alguna controversia o diferencia relativa a este Contrato , acudiran a mecanismos de arreglo directo para su soluci 6 n, tales como la negociaci 6 n directa, la conciliaci 6 n, la transacci 6 n, la' mediaci 6 n o la amigable composici 6 n . En caso de no llegarse a una soluci 6 n por la via directa, despues de un plazo de tres (3) meses . siguientes a la comunicaci 6 n d e alguni=J d e LAS PARTES para convocar al arreglo directo, a traves d e lo s Metodos Alternatives d e Soluci 6 n d e Conflictos mencionados, las diferencias se Pagina 4 de 6 - 1 ..

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ACUERDO DE COMPROMISO ENTRE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO Y PHARMACOLOGY UNIVERSITY INC. , . resolve n . or un Trib nal de Arbit amento, el cual sera administrad o po . el Centro ' de Arbitraje Y Concih ci?n de la Camara de Comercip de Bogota, el cual estara sujeto a sus reglamentos Y al proced 1 m 1 e to alli contemplado, de acuerd o con l a siguientes reglas : . , a . ElTribunal estara integrado por : 1 arbitro designado por LAS PARTES de comun acu rd_o . En . caso de que no fuere posible, los arbitros seran designados por el Cen 1 tro de ArbitraJe Y Conciliaci 6 n de la Camara de Comercio a solicitud de cualquiera de las partes . ---- b . El 1 ribunal decidira en derecho . · · c . El ; Tribunal sesionara en las instalaciones del Centro de Arbitraje y Conciliaci 6 n de la Camara de Comercio de Bogota . _ . . . d . La secretaria del Tribunal estara i n tegrada por un mrembro de la lrsta ofrcral de secretaries del centre de Arbitraje y Conciliaci 6 n de la Camara de Comercio de Bogota . 12 . TRATAMIENTO · DE DATOS PERSONALES · PHARMACOLOGY Y LA UNIVERSIDAD, daran cumplimiento a las disposiciones establecidas en Ley 1581 de 2012 y decretos complementarios sobre Tratamient o de Datos Personales . PHARMACOLOGY, autoriza a LA UNIVERSIDAD, el tratamient o de sus datos personales durante la vigencia del Contrato, para procesar, reportar, conservar , o consultar, con . fines estadisticos, de control o / supervision, cualquier info r mac ; i 6 n . de caracter financiero, comercial, crediticio o de servic i os del mismo, terii : mdo en . cuenta las nomias vigentes sabre la rilateria . En cualquier caso entendemos que , se podr a h cer uso . del derecho a conocer, actualizar, rectificar 6 suprimir los datos personales o a rev 6 car est a autorizaci 6 n mediante el envio de u_na comunicaci 6 n escrit a al correo pr o tecciondatos @ utadeo . edu . co . La FUNO,ACION UNIVERSIDAD ' DE BOGOTA JORGE TADEO LOZANO no utilizara los datos personales para fines diferente s a los anunciados . 13 . RIESGO DE LAVADO DE ACTIVOS Y FINANCIACION AL TERRORISMO SARLAFT PHARMACOLOGY certifica a LA UNIVERSID,f \ D, que sus recursos no provienen ni se destinan al ejercicio de ninguna actividad ilfcita o de actividades de lavado de d i neros proven · ientes de estas o de actividades relacionadas con la financiaci6n del terrorismo - . - PHARMACOLOGY se obliga a realizar todas las actividades encaminadas a asegurar que tqdos sus socios, administradores, clientes, proveed9res, empleados , etc . , y los recursos de · estos, no se _ encuentren relacionados o provengan, · de actividades ilicitas, particularmente de lavado de actives o financiaci6n del terrorismo. · · I En todo caso, si durante el plaza de vigencia del contrato PHARMACOLOGY , algunos de st.rs administradores, socios o adminis J radores llegaren a resultar inmiscuido en una investigaci6n de cualquier tipo (penal , administrativa, etc.) relacionada con act i vidades ilicitas, lavado de dinero o financiamiento del terrorismo, o fuese incluido en listas de control cortto las de la ONU OFAC , etc., LA UNIVERSIDAI?, tiene e · lderecho de terminar unilateralmente el contrato sin qu par este hecho este obligado a indemnizar . ningun tipo de perjuicio a PHARMACOLOGY. PHARMACOLOGY declara que los recurses ' que usa para el desarrollo del contrato, proceden de actividades completamente Hcitas . Los recurses que se pretendan incorporar en forma adicional deberan ser in f ormados en fonl)a previa y par escrito certificando a LA UNIVERSIDAD su · origen, para su autorizaci6n y posterior . suscripci6n del contrato. Pagina s de6

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/ ACUERDO DE COMPROMISO ENTRE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANO Y PHARMACOLOGY UNIVERSITY INC. ' . resolve_r n - or un Trib nal de Arbit amento, el cual sera administrado po el C ntro de A rbitraje Y Concih ci?n de la Camara de Comercip de Bogota , el cual estar a sujeto a sus reglamentos Y al proced 1 m 1 e to alli contemplado , de acu rdo con la s _ iguientes reglas : . a . El Tribunal estara integrado por : 1 arbitro designado por LAS PARTES de comun acu rd _ o . En case de que no fuere posible , los arbitros seran design'ados por el Cen , tro de ArbitraJe Y Conciliaci 6 n de la Camara de Comercio a solicitud de cualquiera de las partes . ' b. El1ribunal decidira en derecho. . c. El ,Tribunal sesionara en las instalaciones del Centro de Arbitraje y Conciliaci6n de la Camara de Comercio de Bogota. _ · · d. La secretaria del Tribunal estara ihtegrada por un m f embro de la li$ta oficial de · secreta'rios del centre de Arbitraje y Conciliaci6n de la Camara de Comercio de Bogota . 12. TRATAMIENTO · DE DATOS PERSONALES PHARMACOLOGY Y LA UNIVERSIDAD, daran , cumplimiento las disposiciones establecidas en Ley 158 1 . de 2012 y decretos complementaries sabre Tratamiento , de Dates Personales . PHARMACOLOGY, autoriza a LA UNIVERSIDAD , el tratamiento de sus dates personales durante la vrgenc i a del Contrato , para procesar, reportar , conservar , o consultar , con fines estadisticos, de control o / supervision, cualquier i nfonnaci 6 n . de caracter financiero, comercial, crediticip ode servicios _ del mismo, teniendo en , cuenta las normas vigentes sabre la materia . En cualquier case entendemos que se podra h ce( uso . del derecho a conocer, actualizar , rectificar 6 suprimir las dates personales o a rev 6 car esta autorizaci 6 n mediante el envio de una comunicaci 6 n escrita al correo protecciondatos@utadeo . edu . co , . La FUNO,ACION UNIVERSIDAD ' DE BOGOTA JORGE TADEO LOZANO nb utilizara los dates personales para fines diferentes a los anunciados . 13. RIESGO DE LAVADO DE ACTIVOS Y FINANCIACION AL TERRORISMO SARLAFT PHARMACOLOGY certifica a LA UNIVERSIDft,.D, que sus recurses no provienen ni se destinan al ejercic i o de ninguna actividad ilicita o de actiyidades de lavado de dineros proven · ientes de estas o de actividades relacionadas con la financiaci6n del terrorismo - . ' PHARMACOLOGY se obliga a realizar todas las actividades encaminadas a asegurar que tqdos sus socios , administradores, clientes, proveedc;>res , empleados , etc., y los recurses de estos, no se _ encuentren relacionados o provengan, de actividades ilicitas, particularmente de lavado de · actives o financiaci6n del terrorismo. · · I En todo caso , si durante el plaza de vigencia del contrato PHARMACOLOGY, algunos de st . ls administradores, socios o adminis J radores llegaren , . resultar inmiscuido en · una investigaci 6 n de cualquier tipo (penal, administrativa, etc . ) relacionada con act i vidades ilicitas , lavado de dinero o financiamiento del terrorismo, o fuese incluido en listas de control coma las de la ONU , OFAC , etc., LA UNIVERSIDAD, tiene el ' derecho · de terminar unilateralmente el contrato sin que por este hecho este obligado a indemnizar . ningun tipo de perjuicio a PHARMACOLOGY . PHARMACOLOGY declara que las recurses ' que usa para e _ l desarrollo del contrato , proceden de actividades completament _ e licitas. Los recurses que se pretendan incorporar en forma adicional deberan ser in f ormados en fonl)a previa y por escrito certificando a LA UNIVERSIDAD su · origen, para su autorizaci6n y posterior .suscripci6n del contrato. --- , - Pagina5 de6

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ACUERDO DE COMPROMISO ENTRE LA FUNDACl6N UNIVERSIDAD DE BOGOTA JORGE TADEO LOZANOY PHARMACOLOGY ' UNIVERSITY INC. ' - ----- - 14. DOMICILIO Y · NOTIFICACIONES. . . Para . todos las efectos , LAS PARTES acuerdan la Ciudad de BQgota, D . C., coma domicilio , contractual. LAS PARTES recibjran notificaciones en : · ( . . \ ' . . - / . LA UNIVERSIDAD: Carrera 4 No. 23 - . 76 , . Modulo 29 , Piso - 2, en Bogota D.C., Tel: 2427030 Ext . 3954. , - ' _ PHARMACOLOGY: _ 5665 Arapaho Rd #1923 Ballas, TX 75248 Estados Unidos Tel: +1 (214) 733 .! 0868 - Para , constancia se firma en Bogota D.C., · en dos ejemplares del mism.o valor y tenor con destine a cada una de las l?artes, a . la , s O 1 A GO 2019 ' . . Po • Lfl. . UNrko/ ' CECILIA MARiA VELEZ WHITE . Rectora y Repr sentante Legal ' ' POR PHARMACOLOGY, . i) - 'f/d4 ., DANTE PICA(d Representante Legal \ :' Pagina6 de 6

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l U TADEO UNIVEP.SIOAD OE BOGOTA jORCE T , \ DEO LOZANO Bogota D.C, 06 de Agosto de 2019 Senor Dante Picazo Representante legal PHAR _ MACOLOGY UNIVERSITY INC Ciudad. ,/ . Asunto: Remisi6n contrato Apreciado Dante: Adjunto a la presente hago - -- - entrega del Acuerdo de Compromiso suscrito entre la Fundaci6n Un _ iversi9ad de Bogota Jorge Tadeo Lozano y Parmacology University, _ INC, pc;ira la implernentaci6n de diplomados y cursos en cannabis medicin - I a realizarse en las ciudades de Bogota, Santa marta, y Cartagena debidamente firmado par la Representant legal de la Universidad. Agradezco devo . lver la copia _ firmada . Cordialmente, Anexo lo anunciado www . utad e o . edu . co Pe r sonerf a Jur f di f: • No . 2613/1959 M l n j ust i c i a Sede Pr i ncipal Carrera 4 No . 22 - 61 PBX 242 7030 FAX 561 2 107 • A.A. 80319 BogoU , D . C . • Colomb i a